UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2012

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way
P.O. Box 459
Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 984-4141

Not applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Bylaws.

On April 17, 2012, the Company’s Board of Directors approved changes to the Company’s Bylaws to permit the President, in addition to the Board of Directors, to appoint and remove certain officers of the Company.  (Article IV, Sections 1 through 5)

A copy of the Bylaws, as amended, is included as Exhibit 3.2 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)
On April 17, 2012, Shenandoah Telecommunications Company held its annual shareholder meeting.    At the meeting, the directors set forth below were appointed to three year terms, and two proposals, one to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012, and the second to approve named executive officer compensation, were approved by shareholders voting by proxy or in person.

(b)	The final voting results with respect to each proposal voted upon at the annual shareholder meeting are set forth below.

Proposal 1:

The Company’s shareholders elected each of the three nominees to the Board of Directors for a three-year term by a plurality of votes cast:

	Votes For	Votes Withheld	Broker Non-Votes

Ken L. Burch	14,857,397	703,721	2,518,271

Richard L. Koontz, Jr.	14,528,583	1,032,535	2,518,271

Jonelle St. John	14,862,554	698,564	2,518,271

There were no abstentions in the election of directors.

Proposal 2:

The Company’s shareholders ratified the appointment of KPMG LLP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,731,102	122,091	226,196	-

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Proposal 3:

The Company’s shareholders approved by advisory vote the compensation paid to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,270,664	609,014	670,352	2,529,359

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD:  On April 17, 2012, Shenandoah Telecommunications Company held its annual shareholder meeting.  The materials attached hereto as Exhibit 99.1 and Exhibit 99.2 were presented at the meeting.  The presentations are also available on the Company’s website.

The presentation may contain forward-looking statements about Shenandoah Telecommunications regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties.  Shenandoah Telecommunications undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K.

3.2	Shenandoah Telecommunications Company Bylaws, as amended
99.1	Annual Meeting Presentation Slides
99.2	Annual Meeting Scripts

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

April 18, 2012	/s/ Adele M. Skolits
Adele M. Skolits
Vice President - Finance and
Chief Financial Officer
(Duly Authorized Officer)

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